UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 13, 2014

(Date of earliest event reported)

WhiteHorse Finance, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00967	45-4247759

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1450 Brickell Avenue, 31st Floor	33131
Miami, Florida
(Address of principal executive offices)	(Zip Code)

(305) 381-6999

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Agreement

On August 13, 2014, WhiteHorse Finance Warehouse, LLC (“WhiteHorse Warehouse”), a wholly owned subsidiary of WhiteHorse Finance, Inc. (the "Company"), entered into an amended and restated credit and security agreement (the "Amended Credit Facility Agreement") governing its secured revolving credit facility (the "Credit Facility") with the lenders thereto, Natixis, New York Branch, as facility agent and The Bank of New York Mellon Trust Company, N.A., as collateral agent.

The Amended Credit Facility Agreement is effective as of August 13, 2014. The Amended Credit Facility Agreement, among other things, (a) extends the reinvestment period by six months to March 27, 2015, with the option to extend the reinvestment period by an additional six months to September 27, 2015, (b) extends the final maturity date by one year to September 27, 2021, (c) increases the borrowing capacity under certain conditions by reducing certain concentration limitations, (d) reduces commitment fees from 1.00% to 0.75% and (e) includes an accordian feature which allows for the expansion of the borrowing limit up to $200 million subject to consent from the lenders and other customary conditions. The Credit Facility is secured by all of the assets held by WhiteHorse Warehouse.

The description above is only a summary of the material provisions of the Amended Credit Facility Agreement and is qualified in its entirety by reference to a copy of the Credit Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 8.01.	Other Events

On August 14, 2014, the Company issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in Item 8.01 of this Current Report on Form 8-K and Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in Item 8.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits furnished herewith, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

10.1	Amended and Restated Credit and Security Agreement, dated as of August 13, 2014, by and among WhiteHorse Finance Warehouse, LLC, as borrower, the lenders from time to time party thereto, Natixis, New York Branch, as facility agent, and The Bank of New York Mellon Trust Company, N.A., as collateral agent.

10.2	Second Amended and Restated Loan Sale and Contribution Agreement, dated August 13, 2014, by and between WhiteHorse Finance, Inc. and WhiteHorse WareHouse, LLC.

10.3	Retention of Net Economic Interest Letter, dated August 13, 2014

99.1	Press Release of WhiteHorse Finance, Inc. dated August 14, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITEHORSE FINANCE, INC.

Dated: August 14, 2014	By:	/s/ Gerhard Lombard
Gerhard Lombard
Chief Financial Officer and Treasurer